UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  July 26, 2004

                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its Charter)

            --------------------------------------------------------

                          Commission File Number 1-8002

Delaware                                                              04-2209186
(State or other jurisdiction                (IRS Employer Identification Number)
of incorporation)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)

                                 (781) 622-1000
              (Registrant's telephone number, including area code)


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                           THERMO ELECTRON CORPORATION

           This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward Looking Statements" in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2004. These include risks and uncertainties relating to the need to develop new products and adapt to significant technological change, dependence on customers that operate in cyclical industries, general worldwide economic conditions and related uncertainties, the effect of changes in governmental regulations, dependence on customers' capital spending policies and government funding policies, use and protection of intellectual property, retention of contingent liabilities from businesses we sold, realization of potential future savings from new sourcing initiatives, implementation of new branding strategy, implementation of strategies for improving internal growth, the effect of exchange rate fluctuations on international operations, identification, completion and integration of new acquisitions and potential impairment of goodwill from previous acquisitions. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial Statements of Business Acquired: Not applicable.

           (b) Pro Forma Financial Information: Not applicable.

           (c) Exhibits

               99.1 Press Release dated July 16, 2004

               99.2 Supplemental Financial Information

Item 9.    Regulation FD Disclosure

           On June 1, 2004, the Registrant announced that it had entered into a definitive agreement (the "Definitive Agreement") for the sale of substantially all of its Optical Technologies Segment, Spectra-Physics ("Spectra-Physics"), to Newport Corporation for $300 million, subject to a post-closing balance sheet adjustment. The full text of the press release issued in connection with the announcement was attached as Exhibit 99 to the Registrant's Form 8-K dated June 1, 2004 (filed June 2, 2004).

           On July 16, 2004, the Registrant subsequently announced that it had completed the sale of Spectra-Physics. The full text of the press release issued in connection with that announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The foregoing information contained in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

           Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition")

           The execution of the Definitive Agreement with Newport resulted in Spectra-Physics being treated as a discontinued operation in the Registrant's financial statements beginning in the second quarter of 2004. As a result, the Registrant has restated its historical financial statements by removing Spectra-Physics from its results of continuing operations and reporting the business as a discontinued operation. Exhibit 99.2 attached hereto includes unaudited financial data concerning the effect of treating Spectra-Physics as a discontinued operation.


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                          THERMO ELECTRON CORPORATION

           In accordance with the procedural guidance in SEC Release No. 33-8216, the foregoing information in this Form 8-K and Exhibit 99.2 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 26th day of July 2004.

                         THERMO ELECTRON CORPORATION



                         By:   /s/ Peter E. Hornstra
                               -------------------------------------------------
                               Peter E. Hornstra
                               Corporate Controller and Chief Accounting Officer


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